EXHIBIT 10.1

                           ASSIGNMENT OF PATENT RIGHTS
This Assignment of Patent Rights (the "Assignment") is made and effective as of July 18, 2003 (the "Effective Date") by and between Dtomi, Inc., a Nevada corporation ("Assignor"), and John Simpson, an individual ("Assignee").


                                    RECITALS

WHEREAS, Assignor is the owner of the air spring powered lowerable suspension assembly patent, Patent No. 6,530,580 (the "Patent"); and

WHEREAS, Assignor had previously been assigned the Patent by Assignee by way of that certain Assignment of Patent Rights, attached hereto as EXHIBIT A, dated April 7, 2003, and that certain Asset Purchase Agreement, attached hereto as EXHIBIT B, dated April 7, 2003; and

WHEREAS Assignor and Assignee have entered into that certain Mutual Release Agreement ("Mutual Release Agreement"), attached hereto as EXHIBIT C, dated July 18, 2003, terminating the rights, obligations, duties, and covenants created in that certain Asset Purchase Agreement; and

WHEREAS, pursuant to the Mutual Release Agreement, Assignor is obligated to transfer, and Assignee is entitled to receive all of Assignor's right, title, and interest in and to the Patent and all ownership interest in all patent rights associated with the Patent.


                                    AGREEMENT

         NOW THEREFORE, in consideration of the mutual covenants and provisions of this Assignment, and other good and valuable considerations as further set forth in other agreements between the parties, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

         1. ASSIGNMENT.

         (a) As of the Effective Date, Assignor hereby, assigns, transfers and sets over to Assignee all of Assignor' right, title and interest in and to the Patent, including all common law rights, all goodwill and all claims for damages by reason of any past infringement and any other right or interest he may have in the Patent and all other patent applications, improvements, reissues and inventions arising therefrom, for Assignee's own use and enjoyment and the use and enjoyment of Assignee's successors, assigns and other legal representatives, to the end of the term for which said Patent is granted or reissued, as fully and entirely as the same would have been held and enjoyed by Assignor if this Assignment had not been entered into. Assignee hereby accepts the assignment of such rights, subject to the terms and conditions of this Assignment.


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          (b) Upon Assignee's request, Assignor will, without charge to Assignee and at Assignor's sole cost and expense, sign all papers, take all lawful oaths and take all other actions necessary, desirable or reasonably appropriate to record such assignments and to secure and maintain the Patent in any and all countries and to vest free, clear and lien-free title in and to the Patent solely in Assignee.

         (c) Assignor hereby agrees that a copy of this Assignment shall be deemed a full legal and formal equivalent of any assignment, consent to file or like document which may be required in any country for any purpose.

         2. INDEMNITY.

         (a) Assignor agrees to indemnify and hold Assignee and his nominees, successors, assigns, affiliates, agents and employees, harmless of and from any and all liabilities, claims, causes of action, penalties, demands and expenses, of any kind or nature whatsoever to the extent arising out of, resulting from, relating to or incident to the Assignor's obligations or use of the Patent prior to and including the Effective Date and the incorrectness of any representation or warranty of Assignor contained in this Assignment, and all expenses related thereto, including, without limitation, court costs and attorneys' fees.

         (b) Assignee agrees to indemnify and hold Assignor and his nominees, successors, assigns, affiliates, agents and employees, harmless of and from any and all liabilities, claims, causes of action, penalties, demands and expenses, of any kind or nature whatsoever to the extent arising out of, resulting from, relating to or incident to Assignee's obligations or use of the Patent subsequent to the Effective Date and all expenses related thereto, including, without limitation, court costs and attorneys' fees.

          3. REPRESENTATIONS AND WARRANTIES. Assignor represents and warrants to Assignee as follows:

(a) The Patent is in full force and effect and entitled to all privileges and protections accorded to the Patent under applicable laws, Assignor is not in default under any terms of the Patent and the Patent has not been assigned, terminated, modified or amended;

(b) Assignor holds free and clear title to the Patent, free from any lien, claim or defect against such title, and has the lawful right to convey all of his respective interests in the Patent to Assignee; and

(c) Assignor's conveyance of its interest in the Patent to Assignee, the execution and delivery of this Assignment by Assignor, and the consummation of the transactions as contemplated hereby, does not and will not violate or result in a material violation of any provision of any existing law or regulation or any order, award or decree of any court, arbitrator or governmental authority, by which Assignor or the Patent are bound.


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         4. COUNTERPART AND FACSIMILE EXECUTION. This Assignment may be executed in one or more counterparts, each of which shall be deemed an original and together which shall constitute one and the same instrument. Executed copies of this Assignment transmitted by telecopier shall be valid and binding.


         IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed and delivered as of the Effective Date.

                                  ASSIGNOR:
                                  DTOMI, INC.:




                                 -------------------------------------------
                                  By: David M. Otto
                                  Title: Chairman of the Board of Directors




STATE OF WASHINGTON
                                        ss
COUNTY OF
          --------------------------

I certify that I know or have satisfactory evidence that DAVID M. OTTO is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it as the CHAIRMAN OF THE BOARD of DTOMI, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         WITNESS my hand and official seal hereto affixed this _____ day of __ ________, 2003.


                           -----------------------------------------------------
                           Notary Public in and for
                           the State of Washington,
                           residing at:


                           ----------------------------------.

                           My commission expires_________.




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         IN WITNESS  WHEREOF,  the parties hereto have caused this Assignment to be executed and delivered as of the Effective Date.

                                        ASSIGNEE:



                                        --------------------------------------
                                        By: John Simpson



STATE OF WASHINGTON
                                        ss
COUNTY OF
          --------------------------

I certify that I know or have satisfactory evidence that JOHN SIMPSON is the person who appeared before me, and said person acknowledged that (he/she) signed this instrument, on oath stated that (he/she) was authorized to execute the instrument and acknowledged it to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

         WITNESS my hand and official seal hereto affixed this _____ day of _________, 2003.


                            ---------------------------------------------------
                            Notary Public in and for
                            the State of Washington,
                            residing at:

                            ----------------------------------.

                            My commission expires_________.




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